Exhibit (d)(89)

INSTRUMENT OF ASSIGNMENT

This Instrument of Assignment (“Instrument”) is made this April 1, 2014, by Massachusetts Mutual Life Insurance Company (“MassMutual”) and MML Investment Advisers, LLC (“MML Advisers”).

WHEREAS, MassMutual serves as the investment adviser of each of the investment companies listed on Exhibit A to this Assignment (each, a “Trust” and collectively, the “Trusts”) pursuant to the Investment Management Agreements between MassMutual and each Trust set forth on Exhibit B hereto (the “Investment Management Agreements”);

WHEREAS, MassMutual has entered into agreements with various service providers with respect to the Trusts pursuant to the agreements set forth on Exhibit C hereto (together with the Investment Management Agreements, the “Agreements”); and

WHEREAS, MassMutual has obtained all consents required under the Agreements in order to assign all of its rights and obligations and under such Agreements to MML Advisers;

WHEREAS, MassMutual desires to assign all of its rights and obligations under the Agreements to MML Advisers, and MML Advisers desires to assume all of MassMutual’s rights and obligations under the Agreements, subject to the terms and conditions of this Instrument;

NOW, THEREFORE, the parties are entering into this Instrument to give effect to the foregoing, as follows:

1. Assignment. MassMutual hereby assigns and transfers to MML Advisers all rights, title, interest, obligations and liabilities of MassMutual under the Agreements, whether now existing or herein after arising. MassMutual hereby affirms and agrees that, from and after this Instrument, it shall have no rights under the Agreements.

2. Acceptance, Etc. MML Advisers hereby accepts the assignment specified in Section 1 hereof and assumes and agrees to perform and be bound by any and all of the conditions, covenants and obligations of MassMutual pursuant to the Agreements; provided however, that any liabilities incurred or arising on or before the Instrument shall remain the liabilities of MassMutual.

3. Reasonable Efforts. Subject to the terms and conditions of this Instrument, MassMutual and MML Advisers shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations or otherwise to fulfill its obligations hereunder. MassMutual, on the one hand, and MML Advisers, on the other hand, shall coordinate and cooperate with the other in exchanging information and reasonable assistance as may be requested to effectuate the assignment and assumption contemplated herein.

4. Consent of the Trusts. Each Trust, on behalf of its respective series, hereby (i) consents and agrees to the assignment and assumption for all purposes, and (ii) acknowledges that, from and after the Instrument, the Trust shall look solely to MML Advisers with respect to performance of duties under the Investment Management Agreements.

6. Effect of Assignment. Except as expressly or by necessary implication modified or amended herein, each of the Agreements shall remain in full force and effect.

This agreement may be executed in multiple counterparts and all counterparts so executed will constitute one and the same agreement binding on all of the parties.

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IN WITNESS WHEREOF, each of the parties has caused this Instrument to be executed in its name and on its behalf by its duly authorized officer as of the Effective Date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

MML INVESTMENT ADVISERS, LLC

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	President

Consented and Agreed To:

MASSMUTUAL SELECT FUNDS
MASSMUTUAL PREMIER FUNDS
MML SERIES INVESTMENT FUND
MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

EXHIBIT A

Fund Name

MassMutual Select Funds, on behalf of

MassMutual RetireSMARTSM 2010 Fund
MassMutual RetireSMARTSM 2015 Fund
MassMutual RetireSMARTSM 2020 Fund
MassMutual RetireSMARTSM 2025 Fund
MassMutual RetireSMARTSM 2030 Fund
MassMutual RetireSMARTSM 2035 Fund
MassMutual RetireSMARTSM 2040 Fund
MassMutual RetireSMARTSM 2045 Fund
MassMutual RetireSMARTSM 2050 Fund
MassMutual RetireSMARTSM 2055 Fund
MassMutual RetireSMARTSM Conservative Fund
MassMutual RetireSMARTSM Growth Fund
MassMutual RetireSMARTSM In Retirement Fund
MassMutual RetireSMARTSM Moderate Fund
MassMutual RetireSMARTSM Moderate Growth Fund
MassMutual Select BlackRock Global Allocation Fund
MassMutual Select Blue Chip Growth Fund
MassMutual Select Diversified International Fund
MassMutual Select Diversified Value Fund
MassMutual Select Focused Value Fund
MassMutual Select Fundamental Growth Fund
MassMutual Select Fundamental Value Fund
MassMutual Select Growth Opportunities Fund
MassMutual Select Large Cap Value Fund
MassMutual Select Mid Cap Growth Equity II Fund
MassMutual Select Mid-Cap Value Fund
MassMutual Select Overseas Fund
MassMutual Select PIMCO Total Return Fund
MassMutual Select Small Cap Growth Equity Fund
MassMutual Select Small Cap Value Equity Fund
MassMutual Select Small Company Growth Fund
MassMutual Select Small Company Value Fund
MassMutual Select Strategic Bond Fund
MM MSCI EAFE® International Index Fund
MM Russell 2000® Small Cap Index Fund
MM S&P 500® Index Fund
MM S&P® Mid Cap Index Fund

MassMutual Premier Funds, on behalf of

MassMutual Premier Money Market Fund
MassMutual Premier Short-Duration Bond Fund
MassMutual Premier Inflation-Protected and Income Fund
MassMutual Premier Core Bond Fund
MassMutual Premier Diversified Bond Fund
MassMutual Premier High Yield Fund
MassMutual Premier Balanced Fund
MassMutual Barings Dynamic Allocation Fund
MassMutual Premier Value Fund
MassMutual Premier Disciplined Value Fund
MassMutual Premier Main Street Fund
MassMutual Premier Capital Appreciation Fund
MassMutual Premier Disciplined Growth Fund
MassMutual Premier Small Cap Opportunities Fund
MassMutual Premier Global Fund
MassMutual Premier International Equity Fund
MassMutual Premier Focused International Fund
MassMutual Premier Strategic Emerging Markets Fund

MML Series Investment Fund, on behalf of

MML Aggressive Allocation Fund
MML American Funds Core Allocation Fund
MML American Funds Growth Fund
MML American Funds International Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Growth Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth & Income Fund
MML Growth Allocation Fund
MML Income & Growth Fund
MML International Equity Fund
MML Large Cap Growth Fund
MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML PIMCO Total Return Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund

MML Series Investment Fund II on behalf of

MML Blend Fund
MML China Fund
MML Equity Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Money Market Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Strategic Emerging Markets Fund

EXHIBIT B

List of Investment Management Agreements to be assigned.

MassMutual Select Funds (the “Trust”)

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select PIMCO Total Return Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Strategic Bond Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select BlackRock Global Allocation Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Diversified Value Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Fundamental Value Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Large Cap Value Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Indexed Equity Fund (now known as MM S&P 500 Index Fund) dated as of November 21, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Focused Value Fund dated as of November 21, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Fundamental Growth Fund dated as of February 22, 2012

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Blue Chip Growth Fund dated as of November 21, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Growth Opportunities Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Mid-Cap Value Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Cap Value Equity Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Company Value Fund dated as of November 21, 2011, as amended

Investment Management Agreement between the Trust and MassMutual relating to the MM S&P Mid Cap Index Fund dated as of July 25, 2012

Investment Management Agreement between the Trust and MassMutual relating to the MM Russell 2000 Small Cap Index Fund dated as of July 25, 2012

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Cap Growth Equity Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Small Company Growth Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Diversified International Fund dated as of November 21, 2011, as amended

Investment Management Agreement between the Trust and MassMutual relating to the MM MSCI EAFE International Index Fund dated as of July 25, 2012

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Overseas Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART Conservative Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART Moderate Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART Moderate Growth Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART Growth Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART In Retirement Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2010 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2015 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2020 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2025 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2030 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2035 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2040 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2045 Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2050 Fund dated as of November 21, 2011, as amended

Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMART 2055 Fund dated as of September 16, 2013, as amended

MassMutual Premier Funds (the “Trust”)

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Money Market Fund dated as of November 21, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Short-Duration Bond Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Inflation-Protected and Income Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Core Bond Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Diversified Bond Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier High Yield Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Balanced Fund dated as of November 21, 2011, as amended

Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Barings Dynamic Allocation Fund dated as of November 14, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Value Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Disciplined Value Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Main Street Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Capital Appreciation Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Disciplined Growth Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Small/Mid Cap Opportunities Fund (now known as the MassMutual Premier Small Cap Opportunities Fund) dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Global Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier International Equity Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Focused International Fund dated as of November 21, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Premier Strategic Emerging Markets Fund dated as of November 21, 2011, as amended

MML Series Investment Fund (the “Trust”)

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Conservative Allocation Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Balanced Allocation Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Moderate Allocation Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Growth Allocation Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Aggressive Allocation Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Blue Chip Growth Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Equity Income Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Equity Index Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Focused Equity Fund dated as of December 6, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Foreign Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Fundamental Growth Fund dated as of December 6, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Fundamental Value Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Global Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Growth & Income Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Income & Growth Fund dated as of December 15, 2011, as amended

Investment Management Agreement between the Trust and MassMutual relating to the MML International Equity Fund dated as of December 31, 2013

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Large Cap Growth Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Large Cap Value Fund (now known as the MML Managed Volatility Fund) dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Mid Cap Growth Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Mid Cap Value Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML PIMCO Total Return Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Small Cap Growth Equity Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Small Company Value Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Small/Mid Cap Value Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML American Funds Core Allocation Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML American Funds Growth Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML American Funds International Fund dated of December 15, 2011

MML Series Investment Fund II (the “Trust”)

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Blend Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML China Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Equity Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML High Yield Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Inflation-Protected and Income Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Managed Bond Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Money Market Fund dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Short-Duration Bond Fund dated as of December 15, 2011, as amended

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Small/Mid Cap Equity Fund (now known as the MML Small Cap Equity Fund) dated as of December 15, 2011

Amended and Restated Investment Management Agreement between the Trust and MassMutual relating to the MML Strategic Emerging Markets Fund dated as of December 15, 2011, as amended

EXHIBIT C

List of agreements, other than Investment Management Agreements, to be assigned.

MassMutual Select Funds

Investment Subadvisory Agreement between MassMutual and Pacific Investment Management Company LLC relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010

Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund (now known as MassMutual Select BlackRock Global Allocation Fund) dated as of November 27, 2009, as amended

Investment Subadvisory Agreement between MassMutual and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and Loomis, Sayles & Company, L.P. relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Fundamental Value Fund dated as of December 6, 2011

Investment Subadvisory Agreement between MassMutual and Columbia Management Investment Advisers, LLC relating to the MassMutual Select Large Cap Value Fund dated as of September 11, 2012

Investment Subadvisory Agreement between MassMutual and Huber Capital Management, LLC relating to the MassMutual Select Large Cap Value Fund dated as of September 11, 2012

Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MassMutual Select Indexed Equity Fund (now known as MM S&P 500 Index Fund) dated as of August 15, 2011

Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Select Focused Value Fund dated as of December 6, 2011

Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Fundamental Growth Fund dated as of February 22, 2012

Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 16, 2006, as amended

Side Letter to the Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 12, 2009

Investment Subadvisory Agreement between MassMutual and Sands Capital Management, LLC relating to the MassMutual Select Growth Opportunities Fund dated as of August 15, 2011

Investment Subadvisory Agreement between MassMutual and Delaware Management Company (now known as Delaware Investment Fund Advisers) relating to the MassMutual Select Growth Opportunities Fund dated as of December 6, 2011

Assignment and Assumption of Investment Subadvisory Agreement between MassMutual, Delaware Management Company (now known as Delaware Investment Fund Advisers), and Delaware Investments Fund Advisers relating to the MassMutual Select Growth Opportunities Fund dated as of June 17, 2013

Investment Subadvisory Agreement between MassMutual and Systematic Financial Management, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and NFJ Investment Group LLC relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and Barrow, Hanley, Mewhinney & Strauss, LLC relating to the MassMutual Select Small Cap Value Equity Fund dated as June 1, 2012

Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Value Equity Fund dated as of December 6, 2011

Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001, as amended

Investment Subadvisory Agreement between MassMutual and Federated Clover Investment Advisors relating to the MassMutual Select Small Company Value Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of August 15, 2011

Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MM S&P Mid Cap Index Fund dated as of July 25, 2012

Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MM Russell 2000 Small Cap Index Fund dated as of July 25, 2012

Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) dated as of June 1, 2000, as amended

Investment Subadvisory Agreement between MassMutual and Frontier Capital Management Company, LLC relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Select Small Cap Growth Equity Fund dated as of August 15, 2011, as amended

Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Growth Equity Fund dated as of December 6, 2011

Side Letter to the Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Growth Equity Fund dated as of December 8, 2011

Investment Subadvisory Agreement between MassMutual and Timberline Asset Management LLC (now known as Montibus Capital Management LLC) relating to the MassMutual Select Small Cap Growth Equity Fund dated as of September 12, 2012

Side Letter to the Investment Subadvisory Agreement between MassMutual and Timberline Asset Management LLC (now known as Montibus Capital Management LLC) relating to the MassMutual Select Small Cap Growth Equity Fund dated as of September 12, 2012

Investment Subadvisory Agreement between MassMutual and Timberline Asset Management LLC (now known as Montibus Capital Management LLC) relating to the MassMutual Select Small Company Growth Fund dated as of September 17, 2013

Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Diversified International Fund dated as of June 6, 2011

Side Letter to Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Diversified International Fund dated as of June 6, 2011

Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MM MSCI EAFE International Index Fund dated as of July 25, 2012

Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of March 1, 2014

Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Overseas Fund dated as of June 6, 2011

Side Letter to Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Overseas Fund dated as of June 6, 2011

Investment Subadvisory Agreement between Harris Associates, L.P. relating to the MassMutual Select Overseas Fund dated as of December 6, 2011

Investment Purchase Agreement – Class S Shares between MassMutual, MassMutual Institutional Funds (now known as MassMutual Select Funds), and Mellon Bank N.A. dated as of August 13, 2003

Investment Purchase Agreement – Class S Shares relating to MassMutual Destination Retirement Income Fund (now known as MassMutual RetireSMARTSM In Retirement Fund), MassMutual Destination Retirement 2010 Fund (now known as MassMutual RetireSMARTSM 2010 Fund), MassMutual Destination Retirement 2020 Fund (now known as MassMutual RetireSMARTSM 2020 Fund), MassMutual Destination Retirement 2030 Fund (now known as MassMutual RetireSMARTSM 2030 Fund), and MassMutual Destination Retirement 2040 Fund (now known as MassMutual RetireSMARTSM 2040 Fund), between MassMutual and MassMutual Institutional Funds (now known as MassMutual Select Funds) dated as of December 31, 2003

Investment Purchase Agreement between MassMutual, MassMutual Select Funds, and Jupiter & Co., bank nominee for Investors Bank & Trust Company (now known as State Street Bank and Trust Company) dated as of September 8, 2005

Investment Purchase Agreement between MassMutual, MassMutual Select Funds, and Taynik & Co., bank nominee for Investors Bank & Trust Company (now known as State Street Bank and Trust Company) dated as of September 8, 2005

Investment Purchase Agreement between MassMutual, MassMutual Select Funds, and Investors Bank & Trust Company (now known as State Street Bank and Trust Company) dated as of September 8, 2005

MassMutual Premier Funds

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Money Market Fund dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Short-Duration Bond Fund dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Inflation-Protected Bond Fund (now known as the Inflation-Protected and Income Fund) dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Core Bond Fund dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Diversified Bond Fund dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier High Yield Fund dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Balanced Fund dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Baring International Investment Limited relating to the MassMutual Barings Dynamic Allocation Fund dated as of November 14, 2011

Side Letter to Investment Subadvisory Agreement between MassMutual and Baring International Investment Limited relating to the MassMutual Barings Dynamic Allocation Fund dated as of November 14, 2011

Investment Subadvisory Agreement between MassMutual and OFI Institutional Asset Management, Inc. (now known as OFI Global Institutional, Inc.) relating to the MassMutual Premier Value Fund dated as of May 1, 2006, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Enhanced Index Value Fund (now known as the MassMutual Premier Disciplined Value Fund) dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and OFI Institutional Asset Management, Inc. (now known as OFI Global Institutional, Inc.) relating to the MassMutual Premier Main Street Fund dated as of March 1, 2007, as amended

Investment Subadvisory Agreement between MassMutual and OppenheimerFunds, Inc. relating to the MassMutual Premier Capital Appreciation Fund dated as of December 31, 2004, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC relating to the MassMutual Premier Enhanced Index Growth Fund (now known as the MassMutual Premier Disciplined Growth Fund) dated as of October 29, 2004, as amended

Investment Subadvisory Agreement between MassMutual and OFI Institutional Asset Management, Inc. (now known as OFI Global Institutional, Inc.) relating to the MassMutual Premier Small Company Opportunities Fund (now known as the MassMutual Premier Small Cap Opportunities Fund) dated as of May 1, 2006, as amended

Investment Subadvisory Agreement between MassMutual and OppenheimerFunds, Inc. relating to the MassMutual Premier Global Fund dated as of December 31, 2004, as amended

Investment Subadvisory Agreement between MassMutual and OFI Institutional Asset Management, Inc. (now known as OFI Global Institutional, Inc.) relating to the MassMutual Premier International Equity Fund dated as of March 1, 2007, as amended

Investment Subadvisory Agreement between MassMutual and Baring International Investment Limited relating to the MassMutual Premier Focused International Fund dated as of December 1, 2005, as amended

Investment Subadvisory Agreement between MassMutual and OFI Global Institutional, Inc. relating to the MassMutual Premier Strategic Emerging Markets Fund dated as of October 1, 2013

Investment Purchase Agreement between MassMutual, MassMutual Premier Funds, and Jupiter & Co., bank nominee for Investors Bank & Trust Company (now known as State Street Bank and Trust Company) dated as of October 10, 2005

Investment Purchase Agreement between MassMutual, MassMutual Premier Funds, and Taynik & Co., bank nominee for Investors Bank & Trust Company (now known as State Street Bank and Trust Company) dated as of October 10, 2005

Investment Purchase Agreement between MassMutual, MassMutual Premier Funds, and Investors Bank & Trust Company (now known as State Street Bank and Trust Company) dated as of October 10, 2005

MML Series Investment Fund

Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund, effective as of May 1, 2006, as amended

Side Letter to the Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund dated as of February 12, 2009

Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund, effective as of May 1, 2006, as amended

Side Letter to the Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund dated as of February 12, 2009

Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MML Equity Index Fund, effective as of August 15, 2011

Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MML Focused Equity Fund, effective as of December 6, 2011

Investment Subadvisory Agreement between MassMutual and Templeton Investment Counsel, LLC relating to the MML Foreign Fund, effective as of December 3, 2012

Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MML Fundamental Growth Fund, effective as of December 6, 2011

Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MML Fundamental Value Fund, effective December 6, 2011

Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MML Global Fund, effective as of March 1, 2014

Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MML Growth & Income Fund, effective as of March 1, 2014

Investment Subadvisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MML Income & Growth Fund, effective as of August 20, 2010

Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MML International Equity Fund, effective as of December 31, 2013

Investment Subadvisory Agreement between MassMutual and Rainier Investment Management, Inc. (now known as Rainier Investment Management, LLC) relating to the MML Large Cap Growth Fund, effective as of August 15, 2011, as amended

Investment Subadvisory Agreement between MassMutual and Gateway Investment Advisers, LLC relating to the MML Managed Volatility Fund, effective as of April 29, 2013

Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund, effective as of May 1, 2006, as amended

Investment Subadvisory Agreement between MassMutual and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund, effective as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and Pacific Investment Management Company LLC relating to the MML PIMCO Total Return Fund, effective as of August 9, 2010

Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MML Small Cap Growth Equity Fund, effective as of August 15, 2011, as amended

Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MML Small Cap Growth Equity Fund, effective as of December 6, 2011

Side Letter to the Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MML Small Cap Growth Equity Fund dated as of December 8, 2011

Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MML Small Company Value Fund, effective as of February 25, 2009

Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MML Small/Mid Cap Value Fund, effective as of June 1, 2012

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML American Funds Growth Fund dated as of August 15, 2008, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML American Funds International Fund dated as of August 15, 2008, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML American Funds Core Allocation Fund dated as of August 15, 2008, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Equity Index Fund dated as of May 1, 2000, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Focused Equity Fund dated as of December 6, 2011, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Fundamental Growth Fund dated as of December 6, 2011, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Fundamental Value Fund dated as of August 9, 2010, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Global Fund dated as of May 1, 2006, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML International Equity Fund dated as of December 31, 2013

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML PIMCO Total Return Fund dated as of August 9, 2010, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Small Company Value Fund dated as of February 25, 2009, as amended

MML Series Investment Fund II

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC for the MML Blend Fund, effective as of May 1, 2005, as amended

Investment Subadvisory Agreement between MassMutual and Baring International Investment Limited for the MML China Fund, effective as of August 15, 2008

Investment Subadvisory Agreement between MassMutual and Loomis, Sayles & Company, L.P. for the MML Equity Fund, effective as of June 1, 2012

Investment Subadvisory Agreement between MassMutual and Oppenheimer Funds, Inc. for the MML Equity Fund, effective as of April 17, 2006, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC for the MML High Yield Fund, effective as of May 1, 2010

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC for the MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund), effective as of May 1, 2005, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC for the MML Managed Bond Fund, effective as of May 1, 2005, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC for the MML Money Market Fund, effective as of May 1, 2005, as amended

Investment Subadvisory Agreement between MassMutual and Babson Capital Management LLC for the MML Short-Duration Bond Fund, effective as of May 1, 2010

Investment Subadvisory Agreement between MassMutual and OppenheimerFunds, Inc. for the MML Small Cap Equity Fund, effective as of April 13, 2006, as amended

Investment Subadvisory Agreement between MassMutual and OppenheimerFunds, Inc. for the MML Strategic Emerging Markets Fund, effective as of October 1, 2013

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML China Fund dated as of August 15, 2008, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML High Yield Fund dated as of May 1, 2010, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Short-Duration Bond Fund dated as of May 1, 2010, as amended

Administrative and Shareholder Services Agreement between MassMutual and the Trust relating to MML Strategic Emerging Markets Fund dated as of August 15, 2008, as amended